Exhibit 99.1

1 Investor Presentation November 2022 Acquiring and managing a growing portfolio of short - term hotel rental properties in major metropolitan cities. Lafayette Hotel, New Orleans

2 This presentation contains forward - looking statements, including with respect to the expected closing of noted lease transactions and continued closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those set forth under the caption “Risk Factors” in the prospectus forming part of the Company’s Registration Statement on Form S - 1 (File No . 333 - 262114 ), declared effective by the Securities and Exchange Commission (“SEC”) on August 11 , 2022 . Generally, such forward - looking information or forward - looking statements can be identified by the use of forward - looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved" . Forward - looking information may relate to anticipated events or results including, but not limited to business strategy, leasing terms, high - level occupancy rates, and sales and growth plans . The financial projections provided herein are based on certain assumptions and existing and anticipated market, travel and public health conditions, all of which may change . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . The Company seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including EBITDA . The Company defines EBITDA as net income before interest, taxes, and depreciation . The Company’s management uses this non - GAAP financial metric and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes this non - GAAP financial metric is useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . EBITDA is not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . The Company defines adjusted cash net income as net income (loss) before non - cash income taxes, stock compensation expense, depreciation and amortization, warrant expense, and exit costs related to its planned exit from its legacy apartment rental business . The Company believes that adjusted net income is useful to investors as a measure of a company's operating performance, without regard to generally non - recurring items and non - cash activity . For purposes of the guidance provided herein for the years ending December 21, 2022 and 2023, estimating such GAAP measures w ith the required precision necessary to provide a meaningful reconciliation could not be accomplished without unreasonable effort. Non - GAAP measures for future periods which cannot be reconciled to the most comparable GAAP financial measures are calculated in a manner which is consistent with the accounting policies applied in the Co mpany’s consolidated financial statements. A reconciliation of net income (loss) to EBITDA, net income (loss) to adjusted EBITDA, and net income (loss) to adjusted net inc ome is included in the financial tables included in the company’s Quarterly Report on Form 10 - Q for the three and nine months ended September 30, 2022 filed on November 14, 2022, under the section thereof entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Reconciliation of Unaudited Historical Results to EBITDA.” DISCLAIMER

OVERVIEW: Creating Win-Win Opportunities

LUXURBAN HOTELS

Long-Term Lease, Asset Light Business Model

- Multi-Year Master Lease Agreements (MLAs)
- Focused on dislocated hotel properties, including those impacted by COVID-19

Property Portfolio and Pipeline

- Growing U.S. presence; density + new locations
- Targeting international expansion by 2023

Leveraging Technology to Drive Results

- Occupancy, ADRs, and RevPAR improving
- Available on multiple third-party travel sites

Downside Tested

- Business survived, and grew, during COVID

Growth Strategy

- Fully funded growth for 2022 & 2023
- Margin enhancement initiatives underway

($ in MMs)



Net Rental Revenue
$6.6
$11.6
Q3 '21
Q3 '22
Gross Profit
$0.8
$4.9
Q3 '21
Q3 '22
Adjusted Net Income *
$0.0
$0.6
Q3 '21
Q3 '22
Adjusted EBITDA *
$0.6
$2.4
Q3 '21
Q3 '22

* Non-GAAP measure; see reconciliation tables in this presentation

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OUR VALUE PROPOSITION

LUXURBAN HOTELS

For property owners, stable cash flow, increased occupancy, improved ROI, with fewer operating responsibilities

For business and vacation travelers, quality accommodations in destination locations with high-touch service

LuxUrban properties available on dozen of the industry's most popular travel sites

$893 BN Global Travel Accommodation Market [1]

Initiatives underway to expand margins, generate positive cash flows, and drive profitability

$1 in unit growth = ~$1 in incremental EBITDA


TUSCANY

The Tuscany, New York

(1) "*Travel Accommodation Market Outlook — 2026*" published by Allied Market Research.

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5 GLOBAL TRAVEL ACCOMODATION MARKET $893 BN by 2026 4.5% CAGR from 2019 to 2026 Location Safety Cleanliness Quality of Service Convenience Aesthetic Value LuxUrban provides vacation and business travelers with accommodations as an alternative to chain hotels, motels and Airbnb - type properties that satisfy all of the criteria that are most important to travelers: Source: “ Travel Accommodation Market Outlook   —   2026 ” published by Allied Market Research.

6 GEOGRAPHIC FOOTPRINT London, United Kingdom Paris, France NYC (4) Washington, DC (1) Miami Beach, FL (4) New Orleans, LA (1) 2023 Target Cities

7 INDUSTRY RECOVERY FROM COVID - 19 2018 2019 2020 2021 9 Mo. 9/30/22 $160 $157 $103 $122 $149 RevPAR and Occupancy Rates on the Rise 86% 84% 61% 72% 87%

8 REBEL HOTEL COMPANY (1) • Rebel offers a full - service, technology driven hospitality management platform • Rebel will assume a variety of operational responsibilities associated with LuxUrban’s current and future New York City hotel portfolio • Managing day - to - day hotel operations • Scale - driven efficiencies • Sales, marketing and branding • Preferred pricing • Will allow LuxUrban to focus more of its resources on growth and expansion opportunities • Collaboration expected to deliver margin enhancements that LuxUrban would not otherwise realize until at least 2024 See our Current Report on Form 8 - K filed with the SEC on November 8, 2022.

9 ON - LINE TRAVEL AGENT PARTNERSHIPS

10 ASSET LIGHT CASE STUDIES Low High $6.3 M $9.8 M Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 167 rooms] $4.4 M $6.9 M Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 118 rooms] The Blakely Hotel, NYC (October 2021) • 118 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit POTENTIAL ANNUAL NET REVENUE Marriot Herald Square, NYC (April 2022) • 167 - rooms • 10 - year lease • Refundable letter of credit / refundable security deposit Low High POTENTIAL ANNUAL NET REVENUE

11 Low High $8.2 M $12.7 M Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 80 rooms] Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 217 rooms] ASSET LIGHT CASE STUDIES Georgetown Suites Harbour Washington, DC (July 2022) • 80 - rooms • 10 - year lease • Refundable letter of credit / refundable security deposit POTENTIAL ANNUAL NET REVENUE Low High $3.0 M $4.7 M Downtown NYC Luxury Hotel (September 2022) • 217 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit POTENTIAL ANNUAL NET REVENUE

12 ASSET LIGHT CASE STUDIES Low High $4.7 M $7.2 M Low High $2.3 M $3.5 M Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 124 rooms] Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 60 rooms] Tuscany Hotel, NYC (September 2022) • 124 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit POTENTIAL ANNUAL NET REVENUE Lafayette Hotel, New Orleans (September 2022) • 60 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit POTENTIAL ANNUAL NET REVENUE

13 FINANCIAL OVERVIEW AND OUTLOOK 13 IDENTIFY $5.4 $8.3 $21.4 $30.9 $42 - $46 $100 - $110 Net Revenue (in MMs) CAGR (2019 - 2021) = 99% CAGR (2019 – 2023 E * ) = 110% * Measured at midpoint of estimate Net Revenue EBITDA / Adj. EBITDA $(0.1) $(4.0) $(0.6) $6.5* $7 - $9 $16 - $20 FY 2021 (1) FY 2020 (1) FY 2019 (1) YTD 2022 (2) FY 2022 (E) FY 2023 (E) (1) See audited financial statements included in Company’s Registration Statement of Form S - 1 (No. 333 - 2622117) (2) See unaudited financial statements included in Company’s Form 10 - Q filed November 14, 2022. *Adj. EBITDA

14 UNIT ECONOMICS: Profitable Despite Negative Effect of COVID Net Revenue Cost of Revenue Gross Profit Adj. Net Income* Adj. EBITDA * $18,055 $13,000 $5,056 $1,349 $3,731 $4,146 $2,963 $18,997 $13,750 $5,247 1 Q 2022 (1) 2Q 2022 (2) 3Q 2022 (3) $20,272 $11,710 $8,562 $1,077 $4,169 (1) See audited financial statements included in Company’s Registration Statement of Form S - 1 (No. 333 - 2622117) (2) See unaudited financial statements included in Company’s Form 10 - Q filed September 26, 2022. (3) See unaudited financial statements included in Company’s Form 10 - Q filed November 14, 2022. * Non - GAAP measure. See unaudited financial statements included in Company’s Form 10 - Q filed November 14, 2022, and reconciliation slides in this presentation.

15 2022 FINANCIAL RESULTS & 2022 - 2023 GUIDANCE Periods Ended September 30, 2022 (Unaudited, in 000s) Q3 2022 Q3 2021 9 Mos. 2022 9 Mos. 2021 FY 2022 (E) FY 2023 (E) Net Rental Revenue $11,575 $6,646 $30,876 $14,135 $42,000 - $46,000 $100,000 - $110,000 Cost of Revenue $6,686 $5,853 $20,617 $13,774 Gross Profit $4,889 $793 $10,259 $361 General & Administrative Expenses $5,311 $262 $7,176 $1,611 Loss Before Benefit from Income Taxes $(3,968) $(36) $(1,036) $(2,476) Net (Loss) $(3,218) $(36) $(1,036) $(2,476) Adjusted Net Income * $615 $ (36) $3,550 $(2,476) Adjusted EBITDA* $2,380 $531 $6,475 $(1,249) $7,000 - $9,000 $16,000 - $20,000 * Non - GAAP measure; see reconciliation included in Company’s Form 10 - Q filed November 14, 2022 and reconciliation slides in this presentation.

16 RECONCILIATION OF NET LOSS TO EBITDA & ADJUSTED EBITDA EBITDA is defined as net income or loss before the impact of interest, taxes and depreciation and amortization. Adjusted EBIT DA is defined as EBITDA before the impact of non - cash expenses (stock compensation expense) and non - recurring costs to exit SoBeNY . EBITDA and adjusted EBTIDA are key measures of our financial performance and measures our efficiency and operating cash flow before financing costs, taxes and working capital n eed s. We utilize EBITDA and adjusted EBITDA because they provides us with an operating metric closely tied to the operations of the business. Three Months Ended September 30 (unaudited) Nine Months Ended September 30 (unaudited) 2022 2021 2022 2021 Net Income (loss) $ (3,217,562) $ (35,928) $ (1,035,720) $ (2,475,966) Provision for Income Taxes $ (750,000) $ — $ — $ — Interest and Financing cost $ 4,151,578 $ 566,924 $ 5,311,457 $ 1,226,931 Depreciation Expense $ 2,464 $ — $ 5,020 $ — EBITDA $ 186,480 $ 530,996 $ 4,280,757 $ (1,249,035) Stock Compensation Expense $ 358,285 $ — $ 358,285 $ — Exit SoBeNY Costs $ 1,835,571 $ — $ 1,835,571 $ — Adjusted EBITDA $ 2,380,336 $ 530,996 $ 6,474,613 $ (1,249,035)

17 RECONCILIATION OF NET LOSS TO ADJUSTED CASH NET INCOME (LOSS) Three Months Ended September 30 (unaudited) Nine Months Ended September 30 (unaudited) 2022 2021 2022 2021 Net Income (loss) $ (3,217,562) $ (35,928) $ (1,035,720) $ (2,475,966) Provision for Income Taxes $ (750,000) $ — $ — $ — Stock Compensation Expense $ 358,285 $ — $ 358,285 $ — Depreciation Expense $ 2,464 $ — $ 5,020 $ — Warrant Expense $ 2,386,369 $ — $ 2,386,369 $ — Cash Net Income (loss) $ (1,220,444) $ (35,928) $ 1,713,954 $ (2,475,966) Exit SoBeNY Costs $ 1,835,571 $ — $ 1,835,571 $ — Adjusted Cash Net Income $ 615,127 $ (35,928) $ 3,549,525 $ (2,475,966) Cash Net Income is defined as net income or loss before the impact of non - cash expenses such as: taxes, depreciation and amortiz ation, stock compensation expense, warrant expense. Adjusted Cash Net Income adjusts for the non - recurring costs associated with the exit of SoBeNY . Cash Net Income and A djusted Cash Net Income are key measures of our financial performance and measures our efficiency and operating cash flow before non - cash items a nd the exit of SoBeNY . We utilize Cash Net Income and Adjusted Cash Net Income because they provides us with an operating metric closely tied to the operations of the business.

18 EBITDA is defined as net income or loss before the impact of interest, taxes and depreciation and amortization. Adjusted EBIT DA is defined as EBITDA before the impact of non - cash expenses (stock compensation expense) and non - recurring costs to exit SoBeNY . EBITDA and adjusted EBTIDA are key measures of our financial performance and measures our efficiency and operating cash flow before financing costs, taxes and w ork ing capital needs. We utilize EBITDA and adjusted EBITDA because they provides us with an operating metric closely tied to the operations of the bu sin ess. Twelve Months Ended December 31 2019 2020 2021 Net (Loss) Income $ (477,599) $ (4,615,725) $ (2,233,384) Interest and Financing cost $ 374,026 $ 577,769 $ 1,626,565 EBITDA and Adjusted EBITDA $ (103,573) $ (4,037,956) $ (606,819) FY 2019 - 2021 RECONCILIATION OF NET INCOME (LOSS) TO EBITDA